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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K
                                 --------------

                                 Current report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2006


                     PERFORMANCE TECHNOLOGIES, INCORPORATED

                         Commission file number 0-27460


           Incorporated pursuant to the Laws of the State of Delaware


        Internal Revenue Service - Employer Identification No. 16-1158413


                205 Indigo Creek Drive, Rochester, New York 14626


                                  (585)256-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 27, 2006, Performance Technologies, Incorporated issued a press release announcing its results of operations for the quarter ending March 31, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by Performance Technologies, Incorporated on April 27, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PERFORMANCE TECHNOLOGIES, INCORPORATED

 May 2, 2006                       By /s/ Michael P. Skarzynski
                                          --------------------------
                                          Michael P. Skarzynski
                                          President and Chief Executive Officer

 May 2, 2006                       By /s/ Dorrance W. Lamb
                                          --------------------------
                                          Dorrance W. Lamb
                                          Chief Financial Officer and
                                          Senior Vice President of Finance

                                                                    Exhibit 99.1




For more information contact:
Dorrance W. Lamb
SVP and Chief Financial Officer
Performance Technologies
585-256-0200 ext. 7276
http://www.pt.com
finance@pt.com
                       Performance Technologies Announces
                      First Quarter 2006 Financial Results

                 "First quarter earnings were within guidance."


ROCHESTER, NY - April 27, 2006 -- Performance Technologies, Inc. (Nasdaq NM:
PTIX), a leading developer of communications platforms and systems for the communications, defense and homeland security, and commercial markets, today announced its financial results for the first quarter 2006.

Financial Information

Revenue in the first quarter 2006 amounted to $12.2 million, compared to $13.2 million in the first quarter 2005.

Net income for the first quarter 2006 totaled $.5 million, or $.04 per diluted share based on 13.3 million shares outstanding and included restructuring charges of $.4 million, or $.02 per diluted share, primarily relating to the Company's closing of its Norwood engineering center. Net income for the first quarter 2005 amounted to $1.0 million, or $.08 per diluted share based on 13.2 million shares outstanding and included restructuring charges of $.1 million, or $.00 per diluted share.

On January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004) - Share-Based Payment. Under this accounting standard, the Company is required to recognize and record compensation expense related to the granting of stock options. As a result, the Company recorded stock compensation expense of $.1 million, or $.01 per diluted share in the first quarter 2006.

On January 4, 2006, the Company announced its plan to close its engineering center in Norwood, Massachusetts and to transition the voice processing engineering to other Company operations. During the first quarter 2006, the Company recorded restructuring charges of $.4 million, or $.02 per diluted share primarily related to this restructuring effort.

Cash and investments amounted to $33.0 million, or approximately $2.50 per share, at March 31, 2006 and December 31, 2005. The Company had no long-term debt at either date.

Business Overview

The following contains forward-looking statements within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934 and is subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

The Company is a leading developer of platforms, systems and software solutions for the communications market. It targets three vertical markets: telecommunications, defense and homeland security, and commercial. Of the three vertical markets served, telecommunications is the largest. A breakdown of the telecommunications applications that utilize the Company's products includes:
Voice-over-IP (VoIP) representing approximately 40%, wireless infrastructure represents 40%, and the remaining 20% is spread across IP multimedia systems and other applications.

Telecommunications carriers and equipment suppliers are experiencing a wave of mergers, notably the announcements of the AT&T-BellSouth merger and the Alcatel-Lucent merger. Investments by U.S. wireless carriers in third generation mobile networks were selective during the first quarter and some network carriers were also trimming their capital budgets. Furthermore, some of the Company's leading customers experienced declines in sales for the quarter from the prior year, which ranged from 9% to 14%, while other customers experienced increases in sales which ranged from 7% to 18%. These industry conditions resulted in lower than expected sales of the Company's products from the prior year.

The Company's goal is to drive sustained and profitable revenue growth. The Company expects to achieve this objective through a combination of organic growth and acquisitions. A company-wide transformation began in early 2006 which will establish the foundation upon which the Company can reach its aggressive growth goals. The transformation will move the Company from its traditional engineering and technology focus, to a new emphasis on sales and marketing. Management is highly focused on these objectives.

"Since the beginning of 2006, we have initiated a number of actions to propel the Company in a new direction," said Michael Skarzynski, president and chief executive officer. "These actions included adding strategic sales account responsibilities to every member of the management team. In addition, several new sales people have been hired and we have completed the first phase of transitioning voice processing engineering to other PTI operations."

Guidance

The Company provides guidance only on earnings per share expected in the next quarter. Management expects diluted earnings per share in the second quarter 2006 to be $.05 to $.08. This earnings per share guidance excludes restructuring charges and any impact of the Restriction of Certain Hazardous Substances Directive ("RoHS") issued by the European Union which becomes effective on July 1, 2006. There is a possibility of non-compliant inventory being written off as a result of this legislation.

Any additional information provided, such as revenue forecasts, is provided as supplementary information to the earnings per share guidance. Based upon the current business mix, the current backlog and review of sales forecasts, revenue is expected to be in the range of $12.0 million to $13.0 million in the second quarter 2006. Gross margin is expected to be approximately 51.0% to 52.5% and the effective corporate income tax rate for the second quarter 2006 is expected to be 27%.

In the second quarter 2006, the Company expects to hire additional sales, marketing and engineering staff to meet the goals of its strategy. In addition, management expects to complete the second phase of the transition plan for the voice processing operations and to close its Norwood engineering center at the end of June 2006.

The Company works with customers to design its systems, platforms, blades and software solutions into their communications infrastructure products. Design wins have been an important metric for management to judge the Company's product acceptance in its marketplace. Design wins, if successfully implemented by our customers, reach production volumes at varying rates, generally beginning twelve to eighteen months after the design win occurs. A variety of risks such as schedule delays, cancellations, changes in customer markets and economic conditions can adversely affect a design win before production is reached, or during deployment.

During the first quarter 2006, the Company realized three design wins for its Advanced Managed Platform and SEGway(TM) product families. Each design win is expected to generate at least $0.5 million of annualized revenue when reaching production volumes. During weak or uncertain economic periods, the visibility for customer orders is limited, which frequently causes delays in the placement of orders. These factors often result in a substantial portion of the Company's revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter. Forward-looking visibility for customer orders continues to be very limited.

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's Annual and Quarterly Reports, on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

About Performance Technologies

Performance Technologies (Nasdaq NM: PTIX) develops platforms and systems for the world's evolving communications infrastructure. Our broad customer base includes global technology companies in the communications, defense and homeland security, and commercial markets. Serving the industry for 25 years, our complete line of embedded and system-level products enables equipment manufacturers and service providers to offer highly available and fully-managed systems with time-to-market, performance and cost advantages.

Performance Technologies is headquartered in Rochester, New York. Additional engineering facilities are located in San Diego and San Luis Obispo, California; and Ottawa, Ontario (Canada). For more information, visit http://www.pt.com.

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.

These forward-looking statements are subject to certain risks and uncertainties, and the Company's actual results can differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, the attainment of design wins and obtaining orders as a result, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of the Company's manufacturing capacity and arrangements, the protection of the Company's proprietary technology, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments and foreign regulations. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2005, as reported in its Annual Report on Form 10-K, and other documents as filed with the Securities and Exchange Commission.
                                   ###

A conference call will be held on Friday, April 28, 2006 at 10:00 a.m. eastern time to discuss the Company's financial performance for the first quarter 2006. All institutional investors can participate in the conference by dialing (866) 250-5144 or (416) 849-6163. The conference call will be available simultaneously for all other investors at (866) 500-7713 or (416) 849-2692. A digital recording of the call may be accessed immediately after the completion of the conference from April 28 through May 2, 2006. Participants should dial (888) 567-0341 or
(402) 220-4372 using passcode 8240294. A live Webcast of the conference call will be available on the Performance Technologies' Web site at www.pt.com and will be archived to the site within two hours after the completion of the call.



             PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   (unaudited)

                                     ASSETS

                                               March 31,        December 31,
                                                 2006               2005
                                           ----------------   ----------------
Current assets:
  Cash and cash equivalents                   $11,670,000        $11,803,000
  Investments                                  21,275,000         21,150,000
  Accounts receivable                           9,076,000          9,523,000
  Inventories                                   7,745,000          7,148,000
  Prepaid expenses and other assets               457,000            470,000
  Deferred taxes                                3,445,000          3,272,000
                                           ----------------   ----------------
       Total current assets                    53,668,000         53,366,000

Property, equipment and improvements            2,201,000          2,004,000
Software development costs                      3,300,000          3,182,000
Investment in unconsolidated company              248,000            248,000
Goodwill                                        4,143,000          4,143,000
                                           ----------------   ----------------
       Total assets                           $63,560,000        $62,943,000
                                           ================   ================


                      LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities:
  Accounts payable                            $ 1,268,000        $ 1,836,000
  Income taxes payable                            385,000            244,000
  Accrued expenses                              4,379,000          4,438,000
                                           ----------------   ----------------
       Total current liabilities                6,032,000          6,518,000

Deferred taxes                                  1,184,000          1,138,000
                                           ----------------   ----------------
       Total liabilities                        7,216,000          7,656,000
                                           ----------------   ----------------
Stockholders' equity:
  Preferred stock
  Common stock                                    133,000            133,000
  Additional paid-in capital                   14,252,000         13,903,000
  Retained earnings                            42,694,000         42,601,000
  Treasury stock                                 (735,000)        (1,350,000)
                                           ----------------   ----------------
       Total stockholders' equity              56,344,000         55,287,000
                                           ----------------   ----------------
       Total liabilities and stockholders'
        equity                                $63,560,000        $62,943,000
                                           ================   ================



             PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
                                   (unaudited)

                                                   Three Months Ended
                                                        March 31,
                                                  2006              2005
                                           ----------------   ----------------

            Sales                             $12,168,000        $13,157,000
            Cost of goods sold                  5,957,000          6,462,000
                                           ----------------   ----------------

            Gross profit                        6,211,000          6,695,000
                                           ----------------   ----------------

            Operating expenses:
               Selling and marketing            1,358,000          1,477,000
               Research and development         2,777,000          2,545,000
               General and administrative       1,204,000          1,433,000
               Stock compensation                 115,000
               Restructuring charges              435,000             57,000
                                           ----------------   ----------------
                  Total operating expenses      5,889,000          5,512,000
                                           ----------------   ----------------
            Income from operations                322,000          1,183,000

            Other income, net                     334,000            295,000
                                           ----------------   ----------------
            Income before income taxes            656,000          1,478,000

            Income tax provision                  110,000            429,000
                                           ----------------   ----------------
                  Net income                  $   546,000        $ 1,049,000
                                           ================   ================

            Basic earnings per share          $       .04        $       .08
                                           ================   ================

            Weighted average common shares     13,098,000         12,809,000
                                           ================   ================

            Diluted earnings per share        $       .04        $       .08
                                           ================   ================
            Weighted average common and
               common equivalent shares        13,329,000         13,216,000
                                           ================   ================